Exhibit 10.3(P)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICATION NO. 0017		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. N/A.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE		ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)CODE		ASPR-BARDA
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 200 Independence Ave., S.W. Room 638-G Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			(X)	9A. AMENDMENT OF SOLICITATION NO.
ACHAOGEN, INC. 1361331 ACHAOGEN, INC. 7000 SHORELINE 7000 SHORELINE CT STE 371 SOUTH SAN FRANCISCO CA 940801957
9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201000046C
CODE 1361331	FACILITY CODE			10B. DATED (SEE ITEM 13) 09/01/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐		The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers		☐ is extended	☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing
Items 8 and 15, and returning _______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A.
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date. etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D.OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties.
E. IMPORTANT:	Contractor	☐ is not	☒ is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 68-0533693
DUNS Number: 167293153
A.The purpose of this modification is to incorporate the following changes into the contract:
1.Under Option 3 CLIN 0004, the option exercise date is hereby changed from 19 September 2014 to 15 January 2015 and the period of performance is hereby changed from 19 September 2014 through 18 September 2015 to 15 January 2015 through 18 September 2015, all at no additional cost to the Government. The total amount and scope of Option 3 CLIN 0004 remains unchanged. This modification does not exercise Option 3 CLIN 0004 and does not authorize any performance of efforts under Option 3 CLIN 0004.
Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Derek Bertocci, Chief Financial Officer			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) ETHAN J. MUELLER
15B. CONTRACTOR/OFFEROR /s/ Derek Bertocci (Signature of person authorized to sign)		15C. DATE SIGNED 7/18/2014	16B. UNITED STATES OF AMERICA /s/ Ethan J. Mueller (Signature of Contracting Officer)		16C. DATE SIGNED 7/18/14
NSN 7540-01-152-8070 Previous edition unusable				STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201000046C/0017				PAGE OF
					2	2
NAME OF OFFEROR OR CONTRACTOR ACHAOGEN, INC. 1361331
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
2.    The total amount, scope and period of performance of all other CLIN (s) that are currently being performed under the contract remain unchanged. This modification does not exercise any unexercised Option CLINs under the contract and does not authorize any performance of efforts under any unexercised Option CLINs under the contract. In addition, the total amount, scope and period of performance of all unexercised Option CLINs under the contract remain unchanged.
B.    This is a bilateral, no cost modification. The total contract amount and all other terms and conditions remain unchanged.
Period of Performance: 09/19/2010 to 11/15/2017